ING Mutual Funds

ING Emerging Countries Fund (“Fund”)

Supplement dated January 26, 2012 to the Fund’s

current Prospectuses and Statement of

Additional Information dated February 28, 2011

On January 12, 2012, the Board of Trustees approved a proposal to reorganize ING Emerging Countries Fund (“Disappearing Fund”) with and into the following “Surviving Fund” (“Reorganization”):

Disappearing Fund	Surviving Fund
ING Emerging Countries Fund	ING Emerging Markets Equity Fund

The proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Fund’s shareholders on or about May 15, 2012, and a shareholder meeting for the proposed Reorganization is scheduled to be held on or about June 28, 2012. The Disappearing Fund will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the Reorganization will take place on or about July 21, 2012. Additionally, if the Reorganization is approved, any contingent deferred sales charge (“CDSC”) that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from March 30, 2012 (“Record Date”) through and until thirty (30) days following the Closing Date. The Disappearing Fund may engage in transition management techniques prior to the closing of the Reorganization during which time the Disappearing Fund may not pursue its investment objective and investment strategies. Following the Reorganization, you will hold shares of ING Emerging Markets Equity Fund. For more information regarding ING Emerging Markets Equity Fund, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE